Exhibit 99.1

Freddie Mac Multifamily M Certificates Series M-054

Underlying Bonds Agreed-Upon Procedures

Report To:

Federal Home Loan Mortgage Corporation

31 July 2019

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Federal Home Loan Mortgage Corporation

8200 Jones Branch Drive

McLean, Virginia 22102

Re:	Freddie Mac Multifamily M Certificates Series M-054 (the “Certificates”)

Underlying Bonds Agreed-Upon Procedures

We have performed the procedure enumerated in Attachment A, which was agreed to by Federal Home Loan Mortgage Corporation (“Freddie Mac”), Arc 70 Fund I – 2019 TEBS LLC (the “Sponsor”) and Wells Fargo Securities LLC (“Wells Fargo,” together with Freddie Mac and the Sponsor, the “Specified Parties”), solely to assist Freddie Mac with respect to certain information relating to certain bonds issued by state and local governmental entities (the “Underlying Bonds”) relating to the Certificates. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedure is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedure described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedure performed and our associated findings are included in Attachment A.

For the purpose of the procedure described in this report, the Sponsor, on behalf of Freddie Mac, provided us with:

a.

An electronic data file labeled “Arc 70 TEBS UW Data Tape FINAL.xlsm” and the corresponding record layout and decode information (the “Data File”) that the Sponsor, on behalf of Freddie Mac, indicated contains projected information relating to the Underlying Bonds as of 1 August 2019 (the “Cutoff Date”),

b.	Imaged copies of:
i.	The trust indenture and first supplement to the trust indenture, as applicable (collectively and as applicable, the “Indenture”),
ii.	The borrower loan agreement (the “Borrower Loan Agreement”),
iii.	The land use restriction agreement (the “LURA”),
iv.	The custody agreement (the “Custody Agreement”),
v.	The engineering report and appraisal (the “Appraisal”) and
vi.	The mortgage loan note (the “Mortgage Loan Note”)
that the Sponsor, on behalf of Freddie Mac, indicated relate to each Underlying Bond,
c.

Certain amortization schedules (collectively, the “Amortization Schedule,” together with the Indenture, Borrower Loan Agreement, LURA, Custody Agreement, Appraisal and Mortgage Loan Note, the “Source Documents”) that the Sponsor, on behalf of Freddie Mac, indicated relate to each Underlying Bond,

d.	The list of relevant characteristics (the “Bond Characteristics”) on the Data File, which is shown on Exhibit 1 to Attachment A and
e.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedure included in Attachment A was limited to comparing or recalculating certain information that is further described in Attachment A. Freddie Mac is responsible for the Data File, Source Documents, Bond Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than the procedure included in Attachment A with respect to the Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents or any other information provided to us by the Sponsor, on behalf of Freddie Mac, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Underlying Bonds, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of Freddie Mac, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination or issuance of the Underlying Bonds conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Underlying Bonds,
iii.	Whether the originator or issuer of the Underlying Bonds complied with federal, state or local laws or regulations or
iv.

Any other factor or characteristic of the Underlying Bonds that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

31 July 2019

Attachment A

Procedure performed and our associated findings

For each Underlying Bond with a property name value of:

a.	Sunrise Gardens,
b.	Western Ave Apartments,
c.	West Third Apartments and
d.	Park Florin Apartments,

as shown on the Data File, we compared the Bond Characteristics listed on Exhibit 1 to Attachment A, all as shown on the Data File, to the corresponding information located on the Source Documents, or to the corresponding information we recalculated using information on the Data File, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of Freddie Mac, described in the notes to Exhibit 1 to Attachment A. The Source Document(s), as applicable, that we were instructed by the Sponsor, on behalf of Freddie Mac, to use for each Bond Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was in agreement.

Exhibit 1 to Attachment A

Bond Characteristics and Source Documents

Bond Characteristic	Data File Field Name	Source Document(s)	Note

Bond issue and series	Property Name	Appraisal	i.

Original Issue date	Original Bond Note Date (Comforted)	Indenture

CUSIP	Bond CUSIP (Comforted)	Indenture

Custody Receipt CUSIP	Custodial Receipt Numbers	Custody Agreement	ii.

Current bond amount	Cut-Off Date Loan Amount	Borrower Loan Agreement, Amortization Schedule and recalculation	iii

Interest ratee	Current Bond Rate (Comforted)	Indenture

Stated maturity date	Bond Maturity Date (Comforted)	Indenture

Bond trustee	Bond Trustee	Indenture

Bond counsel	Bond Counsel Name	Indenture

End date of pre-payment lock-out/first optional redemption date	End Date of Pre-Payment Lock-out/First Optional Redemption Date (Comforted)	Indenture

Mandatory redemption date	Mandatory Tender Date (Comforted)	Indenture

Address	Address	Appraisal

City	City	Appraisal

State	State	Appraisal

Zip	Zip	Appraisal

Total units	Total Units	Appraisal

Year built/year renovated	Year Built/Renovated	Indenture or Appraisal	iv.

Federal tax bond regulatory restrictions	Federal Tax Bond Regulatory Restrictions	LURA

Interest only begin date	Interest Only Begin Date (Comforted)	Indenture

Interest only end date	Interest Only End Date (Comforted)	Amortization Schedule

Debt type	Debt Type (Comforted)	Borrower Loan Agreement

Interest type	Interest Type (Comforted)	Indenture

Exhibit 1 to Attachment A

Bond Characteristic	Data File Field Name	Source Document(s)	Note

Original loan amount	Original Loan Amount	Mortgage Loan Note

First bond payment date	First Bond Payment Date (Comforted)	Indenture

Original bond term	Original Bond Term (months)	Recalculation	v.

Remaining bond term	Remaining Bond Term (months) as of Cut off Date	Recalculation	vi.

Amortization term (original)	Bond Amort Period (months) (Comforted)	Amortization Schedule

Amortization term (remaining)	Amortization Term (Remaining)	Recalculation	vii.

Bond payment frequency	Bond Payment Frequency (Comforted)	Borrower Loan Agreement

Interest rate calculation type	Interest Rate Calculation Type	Indenture

Bond interest payment dates	Interest Payment Due Date (ie: 1st, 15th, etc	Indenture

Interest only period	Initial IO Period	Recalculation	viii.

Exhibit 1 to Attachment A

Notes:

i.	For identification purposes only.

ii.

For the purpose of comparing the custody receipt CUSIP Bond Characteristic for the Underlying Bond with a property name of “Sunrise Gardens,” the Sponsor, on behalf of Freddie Mac, instructed us to use “N/A.”

iii.

For the purpose of comparing the current bond amount Bond Characteristic for each Underlying Bond, the Sponsor, on behalf of Freddie Mac, instructed us to recalculate the current bond amount assuming no prepayments.

iv.

For the purpose of comparing the year built/year renovated Bond Characteristic for each Underlying Bond, the Sponsor, on behalf of Freddie Mac, instructed us to note agreement if the value on the Data File agreed with the corresponding information on at least one of the Indenture or Appraisal. We performed no procedures to reconcile any differences that may exist relating to the information on the Indenture and Appraisal.

v.

For the purpose of comparing the original bond term Bond Characteristic for each Underlying Bond, the Sponsor, on behalf of Freddie Mac, instructed us to recalculate the original bond term as the product of:

a.	The quotient of:
i.)	The difference in days (assuming a 360-day year consisting of twelve 30-day months) between the note date and stated maturity date, both as shown on the Data File, and
ii.)	360 and
b.	twelve.

vi.

For the purpose of comparing the remaining bond term Bond Characteristic for each Underlying Bond, the Sponsor, on behalf of Freddie Mac, instructed us to recalculate the remaining bond term as the product of:

a.	The quotient of:
i.)	The difference in days (assuming a 360-day year consisting of twelve 30-day months) between the Cutoff Date and stated maturity date, as shown on the Data File, and
ii.)	360 and
b.	twelve.

Exhibit 1 to Attachment A

Notes (continued):

vii.

For the purpose of comparing the amortization term (remaining)Bond Characteristic for each Underlying Bond, the Sponsor, on behalf of Freddie Mac, instructed us to recalculate the remaining amortization term as the minimum of:

a.	Amortization term (original)and
b.	The sum of:
i.)	Amortization term (original),
ii.)	Interest only period and
iii.)	The difference between:
1.	Original bond term and
2.	Remaining bond term

all as shown on the Data File.

viii.	For the purpose of comparing the interest only period Bond Characteristic for each Underlying Bond, the Sponsor, on behalf of Freddie Mac, instructed us to recalculate the interest only period by:
a.	Dividing the days difference between interest only begin date and interest only end date, both as shown on the Data File, by 365,
b.	Multiplying the value in a. above by twelve and
c.	Rounding the value in b. above to the nearest whole number.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions provided by the Sponsor, on behalf of Freddie Mac, that are described in the notes above.